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                                                                    EDITED BRIEF

CCBN StreetEvents

Event Brief

TFX - Q1 2003 Teleflex, Incorporated Earnings Conference Call

Event Date/Time: Apr. 17. 2003 / 11:15AM ET
Event Duration: 41 min



Overview:

Medical and commercial segments were up, while aerospace segment was down. EPS was down 4% in 1Q03, as the aerospace decline outpaced the positive performances in the other segments. The revenue growth of 7% comprised 4% from acquisitions, 5% from currency translation, and a decline in the core business of 2%. Q&A
Focus: Aerospace, outlook and working capital.


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                                                                    EDITED BRIEF

Apr. 17. 2003 / 11:15AM, TFX - Q1 2003 Teleflex,
Incorporated Earnings Conference Call Brief

CORPORATE PARTICIPANTS

Jeffrey Black
Teleflex Incorporated - President & CEO
Harold Zuber
Teleflex Incorporated - EVP & CFO
Julie McDowell
Teleflex Incorporated - VP Corporate Communications

OVERVIEW

Medical and commercial segments were up, while aerospace segment was down. EPS was down 4% in 1Q03, as the aerospace decline outpaced the positive performances in the other segments. The revenue growth of 7% comprised 4% from acquisitions, 5% from currency translation, and a decline in the core business of 2%. Q&A
Focus: Aerospace, outlook and working capital.

FINANCIAL DATA

1. Sales in 1Q03 = $546m.
2. Net income = $29.2m.
3. EPS = $0.74.

Presentation Summary:  16 min
I. REVIEW OF 1Q03 (H.Z.)

   A. HIGHLIGHTS:

            1. Sales increased in 1Q03 to $546m, up 7%.

            2. Net income was $29.2m.

            3. EPS was $0.74 vs. $0.77 in the prior year.

            a. Included in $0.74 is a $0.05 gain from the sale of a non-core equity investment.

      4. Medical and commercial segments were up, while aerospace segment was down.

      5. EPS was down 4% in 1Q03, as the aerospace decline outpaced the positive performances in the other segments.

      6. The revenue growth of 7% comprised 4% from acquisitions, 5% from currency translation, and a decline in the core business of 2%.

            a. The core decline was driven by the industrial gas turbine product line in the aerospace segment.

      7. International operations accounted for 46% of sales in 1Q03 and 48% of operating profit.

      8. Stronger local currencies, primarily Euro added 5% to the topline and 3% to the operating profit, making translations slightly dilutive to operating margins.

      9. Gross profit, as a percent of sales, was 26% and SG&A, as a percent of sales, was 16.9%.

      10. The co.'s financial position remained strong with debt to total capital at 32%.

      11.   Cash flow from operations of $27m was relatively flat with 1Q02.

            a. 1Q has historically suffered as a result of the seasonal nature in several of the co.'s businesses.

      12. Receivables were a little slow because of the increased European mix, particularly in medical.

   B. ISSUES IN AIRLINE INDUSTRY:

      1. The co. does business of about $30-35m directly with airlines around the world.

      2. Through this recent spate of bankruptcies, the co. has suffered approx. $250,000 in losses.

      3. In terms of size, the co. has about $75,000 outstanding with AMR currently.

   C. AEROSPACE SEGMENT:

      1. In aerospace, the 5% decline in sales in attributable ironically not to the aerospace lines, but for the industrial gas turbine business.

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                                                                    EDITED BRIEF

Apr. 17. 2003 / 11:15AM, TFX - Q1 2003 Teleflex,
Incorporated Earnings Conference Call Brief


      2. Telair, with the delivery of three main deck systems and repairs, with the addition of new services experienced gains in 1Q03.

      3.    The manufacturing group was flat.

      4. Given the severity of the market declines in aerospace, roughly 15-20% and power gen, over 60%, the relatively better performance was encouraging for the next upturn.

      5.    Backlog remained at about $250m, constant with year-end.

      6. Operating profit in aerospace was primarily impacted by the steep volume in IGT and to a lesser extent, the squeeze of currency on Telair, and the closure of three plants in this segment.

      7. A Telair container facility and two IGT service facilities were closed in 1Q03.

      8. The cost associated with the wind down and the cost to close the plants approximated $3m.

      9. Within aerospace this brings to six the facilities closed over the last year and TFX is planning one more in 2Q.

      10. Operating profit in repairs and manufacturing are relatively flat with a year ago.

   D. MEDICAL SEGMENT:

      1. This segment had a good performance and reached double-digit increases in sales and operating profit.

      2. Sales increased in healthcare supply and surgical devices, although growth in healthcare supply far outpaced its counterpart.

      3. In healthcare supply, the stronger euro made a significant contribution, but new products such as the perky twist and the temperature catheter added to the increase.

      4. Sales in surgical devices were up as a result of Spinal Instruments acquisition in 3Q02.

      5.    Operating profit and margin improved in healthcare supply.

             a. This effect was enhanced by the stronger euro.

      6. Operating profit in surgical devices was relatively flat and margins slightly lower, as a result of product mix and this has been continuing.

      7.    On the plus side, Hem-o-look clip continued to pick up momentum.

      8. On-site services grew double digit and the closure in 4Q of an off-site services contributed to profitability.

   E. COMMERCIAL SEGMENT:

      1. Sales increased 13% by a combination of acquisitions, translation in core growth.

      2. All three product lines, automotive, marine, and industrial experienced growth in sales and operating profits.

      3. Additionally, automotive operating profit and margin increased not only as a result of volume, but also from the three plant closings in 2002.

      4. In marine, sales were up slightly, driven by non-marine products such as military burner and the adjustable pedal for truck and bus markets.

      5. Marine OEM products continued to experience strength, but the late spring affected volume in the most profitable after market business.

   F. GUIDANCE:

      1. TFX gives guidance of a single-digit increase for the full year, as 2Q looks flattish.

II. OPERATIONAL OVERVIEW (J.B.)

   A. GROWTH INITIATIVES AND PROGRAMS:

      1. Commercial and medical businesses have both performed very well with solid increases in revenues and profits.

      2. Core growth in 1Q03 was down 2%, the result of the dramatic swing in the industrial gas turbine market.

      3.    Looking for broad-based new product sales growth.

      4.    Marine business:

      5. Recently launched a product called Smartcast (fish finder - shore, dock or canoe).

      6.    Smartcast uses a remote sensor attached to a fishing line.

      7. TFX has a wristwatch version launching in 2Q, just in time for Father's Day.

      8.    Medical:

      9.    Product innovation in surgical devices:


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Apr. 17. 2003 / 11:15AM, TFX - Q1 2003 Teleflex,
Incorporated Earnings Conference Call Brief


      10. Surgiclear - a hand-held device with suction and irrigation controls that improves the visual field of surgeons for performing sinus surgery and other procedures.

      11. Advac (Phonetic) - a new Hem-o-lok automatic clipper used for legation and open surgical procedures, launched at the end of March.

      12. Expanding the distribution of spinal surgery instruments acquired last year.

   B. PRODUCTS & MARKETS:

      1. No single product has a big financial impact, but collectively should help through the remainder of the year.

      2.    TFX is working to capitalize the co.'s investments in new markets.

      3. The co. has penetrated many new markets - RV, bus, and industrial vehicles.

      4. Has put some of the other TFX products into these markets like alternative field systems, fluid handling, and pedals.

      5. Acquisition of Southwest Wire Rope also opened markets for other TFX products.

      6. Heavy duty cables are sold to utilities, telecommunications, oil drilling and construction companies.

      7. Heavy trucks and bus markets have been sluggish overall and TFX is not seeing much growth there.

      8. Sales and new products going into the market represent future growth.

      9.    Continues to expand globally.

      10. Last quarter, sales from products generated outside US rose to a high of 46%.

      11. Continues to grow the co.'s market share for products in Europe and Asia, with increased volume in both Automotive and Medical, this quarter.

      12. Still getting started in Asia, and the co. sees a potential here for a number of product lines in future.

   C. ACQUISITION:

      1.    Acquisitions will be an important part of the co.'s growth strategy.

      2. Most of the co.'s acquisitions tend to be in the $75m range and under.

      3.    Expecting to conclude three acquisitions within 2Q03.

   D. OUTLOOK:

      1.    Economy is uncertain.

      2. Plan does not assume any acquisitions nor pick up in the US economy until 3Q & 4Q.

      3. Continues to expect revenues and earnings in 2003 to increase in single-digit percentages over 2002.

      4. Focused on continuing to strengthen the co.'s businesses, invest in new products, deliver value for customers, and close some of the acquisitions.


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